SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2008
Haights Cross Communications, Inc.
(Exact Name Of Registrant As Specified In Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 29, 2008, Haights Cross Communications, Inc. (“HCCI” or the “Company”) entered into an amendment (the “Amendment”) to the Shareholders Agreement dated August 10, 2007 (the “Shareholders Agreement”) by and among HCCI and the investors listed therein. Pursuant to the Shareholders Agreement, five director positions (the “Investor Directors”) may be designated by certain investor groups that are party to the agreement. The Amendment amends Section 4.1(b) of the Shareholders Agreement to provide that at the option of the majority of the Investor Directors, the Chief Executive Officer of HCCI will be appointed to the Board of Directors of HCCI. Prior to the Amendment, the appointment of the Chief Executive Officer to the Board of Directors was automatic.
A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective January 29, 2008, the Second Amended and Restated Certificate of Incorporation of HCCI (the “Charter”) was amended by a Certificate of Amendment (the “Charter Amendment”). The Charter Amendment restates Article IV of the Charter in its entirety and eliminates the Company’s authorized Series A Preferred Stock and Series B Senior Preferred Stock. The Charter Amendment also decreased the par value of the Company’s common stock and preferred stock to $0.0003 per share.
Effective January 30, 2008, the Company filed a Certificate of Elimination of Shares Designated as Series C Preferred Stock (the “Certificate of Elimination”) that decreased the number of shares of preferred stock designated Series C Preferred Stock from 3,500 shares to zero.
Copies of the Charter Amendment and Certificate of Elimination are attached hereto as Exhibit 3.1 and Exhibit 3.2 and are incorporated by reference herein.
Item 8.01 Other Events.
On January 28, 2008, the Company issued a press release announcing the completion of a comprehensive strategic review and the finalization of plans to offer for sale all of its business assets.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Haights Cross Communications, Inc. dated January 29, 2008

3.2	Certificate of Elimination of Shares of Haights Cross Communications, Inc. Designated as Series C Preferred Stock dated January 30, 2008

10.1	Amendment dated January 29, 2008 to Shareholders Agreement dated August 10, 2007

99.1	Press release dated January 28, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2008	HAIGHTS CROSS COMMUNICATIONS, INC.
	By:	/s/ Mark Kurtz
		Name:	Mark Kurtz
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Haights Cross Communications, Inc. dated January 29, 2008

3.2	Certificate of Elimination of Shares of Haights Cross Communications, Inc. Designated as Series C Preferred Stock dated January 30, 2008

10.1	Amendment dated January 29, 2008 to Shareholders Agreement dated August 10, 2007

99.1	Press release dated January 28, 2008